Avondale Wind Down	9 Months Ended
Sep. 30, 2011
Avondale Wind Down [Abstract]
Avondale Wind Down

4. AVONDALE WIND DOWN

In July 2010, plans were announced to consolidate the company's Ingalls operations by winding down and subsequently closing the Avondale, Louisiana facility in 2013 after completing LPD-class ships currently under construction there. Future LPD-class ships will be built in a single production line at the company's Pascagoula, Mississippi facility. The consolidation is intended to reduce costs, increase efficiency, and address shipbuilding overcapacity. Due to the consolidation, HII expects higher costs to complete ships currently under construction in Avondale due to anticipated reductions in productivity and, in the second quarter of 2010, increased the estimates to complete LPDs 23 and 25 by approximately $210 million. The company recognized a $113 million pre-tax charge to operating income for these contracts in the second quarter of 2010. HII is also exploring alternative uses of the Avondale facility, including alternative opportunities for the workforce.

In connection with and as a result of the decision to wind down shipbuilding operations at the Avondale, Louisiana facility, the company determined it would not meet certain requirements under its co-operative endeavor agreement with the State of Louisiana. Accordingly, the company recorded liabilities in 2010 to recognize this obligation and other employee severance and incentive liabilities, as well as certain asset retirement obligations which were necessitated as a result of the Avondale facility decision. In the first quarter of 2011, the company reimbursed the State of Louisiana under the co-operative endeavor agreement. In addition, the company anticipates that it will incur substantial other restructuring and facilities shutdown related costs, including but not limited to, severance, relocation expense, and asset write-downs related to the Avondale facilities. These costs are expected to be allowable expenses under government accounting standards and thus will be recoverable in future years' overhead costs. These future costs could approximate $271 million, based on management's current estimate. Such costs would be recoverable under existing flexibly priced contracts or future negotiated contracts at the Ingalls operations in accordance with the Federal Acquisition Regulation (FAR) provisions relating to the treatment of restructuring and shutdown related costs. The company is currently in discussions with the U.S. Navy regarding its cost submission to support the recoverability of these costs under the FAR and applicable contracts and this submission is subject to review and acceptance by the U.S. Navy. The Defense Contract Audit Agency (DCAA), a Department of Defense (DoD) agency, prepared an initial audit report on the company's previous cost proposal for the restructuring and shutdown related costs ($310 million), in which it stated that, in general, the proposal was not adequately supported in order for the DCAA to reach a conclusion. The DCAA also questioned approximately $25 million (approximately 8 percent) of the costs submitted by the company. The DCAA stated that it could not reach a final conclusion on the cost submission due to the then potential spin-off transaction. Accordingly, the DCAA did not accept the proposal as submitted. The company has resubmitted its updated proposal to address the concerns expressed by the DCAA and to reflect the revised estimated total cost of $271 million. Should these costs be challenged by the U. S. Navy, there are prescribed dispute resolution alternatives to resolve such a challenge and the company would likely pursue a dispute resolution process, although it will create uncertainty as to the timing and eventual allowability of the restructuring costs related to the wind down of the Avondale facility.

Ultimately, the company anticipates these discussions will result in an agreement with the U.S. Navy that is substantially in accord with management's cost recovery expectations. Accordingly, HII has treated these costs as allowable costs in determining the cost and earnings performance on its contracts in process. The actual restructuring expenses related to the wind down may be greater than the company's current estimate and any inability to recover such costs could result in a material adverse effect on the company's consolidated financial position, results of operations, or cash flows.

The company also evaluated the effect the winding down of the Avondale facilities might have on the benefit plans in which HII employees participate. HII determined that the potential impact of a curtailment in these plans was not material to its consolidated financial position, results of operations, or cash flows.

The table below summarizes the company's liability for restructuring and shut-down related costs associated with winding down the Avondale facility. As of September 30, 2011, these costs are comprised primarily of employee severance and relocation expense. These amounts were capitalized in Inventoried Costs, net, and will be recognized as expenses in cost of product sales beginning in 2013.

$ in millions	Employee Compensation	Other Accruals	Total
Balance at December 31, 2010	$27	$39	$66

Payments	(7)	(36)	(43)
Adjustments	36	(3)	33

Net Change	29	(39)	(10)

Balance at September 30, 2011	$56	$—	$56